Exhibit (m)(2):  Calculations of Illustrations for VUL IV/VUL IV - ES

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 250% x $13,625.00
                       = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $11,032.55
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   175.00
- Monthly Deduction***              $   461.70
- Mortality & Expense Charge****    $   126.96
+ Hypothetical Rate of Return*****  $  (143.89)
                                    ----------
=                                   $   13,625  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month   COI
----- -------
1     $ 38.43
2     $ 38.44
3     $ 38.45
4     $ 38.45
5     $ 38.46
6     $ 38.47
7     $ 38.48
8     $ 38.49
9     $ 38.50
10    $ 38.50
11    $ 38.51
12    $ 38.52
Total $461.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month Interest
----- ---------
1     $ (12.28)
2     $ (12.23)
3     $ (12.17)
4     $ (12.12)
5     $ (12.07)
6     $ (12.02)
7     $ (11.96)
8     $ (11.91)
9     $ (11.86)

Month  Interest
----- ----------
10    $  (11.81)
11    $  (11.76)
12    $  (11.70)
Total $ (143.89)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $13,625.00
- Year 5 Surrender Charge     $ 2,703.00
                              ---------
=                             $   10,922 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 250% x $16,384.09
                       = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $12,866.58
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   175.00
- Monthly Deduction***              $   458.04
- Mortality & Expense Charge****    $   143.50
+ Hypothetical Rate of Return*****  $   794.06
                                    ----------
=                                   $   16,384 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month  COI
----- ------
1     $38.18
2     $38.18

Month   COI
----- -------
3     $ 38.18
4     $ 38.18
5     $ 38.17
6     $ 38.17
7     $ 38.17
8     $ 38.17
9     $ 38.16
10    $ 38.16
11    $ 38.16
12    $ 38.16

Total $458.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month Interest
----- ---------
1     $   65.81
2     $   65.88
3     $   65.94
4     $   66.01
5     $   66.07
6     $   66.14
7     $   66.20
8     $   66.27
9     $   66.33
10    $   66.40
11    $   66.47
12    $   66.53

Total $  794.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $16,384.09
- Year 5 Surrender Charge     $ 2,703.00
                              ----------
=                             $   13,681 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $300,000 or 250% x $19,621.33
                      =  $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $14,934.09
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   175.00
- Monthly Deduction***             $   453.84
- Mortality & Expense Charge****   $   162.15
+ Hypothetical Rate of Return***** $ 1,978.23
                                   ----------
=                                  $   19,621 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month  COI
----- ------
1     $ 37.90
2     $ 37.89
3     $ 37.87
4     $ 37.86
5     $ 37.84
6     $ 37.83
7     $ 37.81
8     $ 37.80
9     $ 37.78
10    $ 37.77
11    $ 37.75
12    $ 37.73

Total $453.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month Interest
----- ---------
1     $  159.48
2     $  160.43
3     $  161.39
4     $  162.36
5     $  163.33
6     $  164.31
7     $  165.30
8     $  166.30
9     $  167.30
10    $  168.32
11    $  169.34
12    $  170.37

Total $1,978.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $19,621.33
- Year 5 Surrender Charge     $ 2,703.00
                              ----------
=                             $   16,918 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $2,000,000 or 222% x $98,058.41
                      =  $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $79,493.31
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $ 1,250.00
- Monthly Deduction***                $ 3,236.37
- Mortality & Expense Charge****      $   913.37
+ Hypothetical Rate of Return*****    $(1,035.16)
                                      ----------
=                                     $   98,058 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month   COI
----- -------
1     $  269.36
2     $  269.42
3     $  269.48
4     $  269.54
5     $  269.61
6     $  269.67
7     $  269.73
8     $  269.79
9     $  269.85
10    $  269.91
11    $  269.97
12    $  270.04

Total $3,236.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month Interest
----- ---------
1     $ (88.31)

Month Interest
----- -----------
2     $   (87.93)
3     $   (87.56)
4     $   (87.19)
5     $   (86.82)
6     $   (86.45)
7     $   (86.07)
8     $   (85.70)
9     $   (85.33)
10    $   (84.97)
11    $   (84.60)
12    $   (84.23)

Total $(1,035.16)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $98,058.41
- Year 5 Surrender Charge     $20,840.00
                              ----------
=                             $   77,218 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $2,000,000 or 222% x $117,922.69
                      =  $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $92,700.56
+ Annual Premium*                  $25,000.00
- Premium Expense Charge**         $ 1,250.00
- Monthly Deduction***             $ 3,208.56
- Mortality & Expense Charge****   $ 1,032.51
+ Hypothetical Rate of Return***** $ 5,713.21
                                   ----------
=                                  $  117,923 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ----------
1       $   267.48
2       $   267.46
3       $   267.44
4       $   267.42
5       $   267.41
6       $   267.39
7       $   267.37
8       $   267.35
9       $   267.34
10      $   267.32
11      $   267.30
12      $   267.28

Total   $ 3,208.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----     ----------
1         $   473.37
2         $   473.86
3         $   474.35
4         $   474.85
5         $   475.34
6         $   475.84
7         $   476.34
8         $   476.84
9         $   477.34
10        $   477.85
11        $   478.35
12        $   478.86
Total     $ 5,713.21

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 117,922.69
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $     97,083 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $141,230.54
                     = $ 2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4   $ 107,589.22
+ Annual Premium*                   $  25,000.00
- Premium Expense Charge**          $   1,250.00
- Monthly Deduction***              $   3,176.63
- Mortality & Expense Charge****    $   1,166.78
+ Hypothetical Rate of Return*****  $  14,234.73
                                    ------------
=                                   $    141,231 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     --------
1         $ 265.35
2         $ 265.24
3         $ 265.13
4         $ 265.01
5         $ 264.90

Month       COI
-----   ----------
6       $   264.78
7       $   264.67
8       $   264.55
9       $   264.43
10      $   264.31
11      $   264.19
12      $   264.07
Total   $ 3,176.63

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----    -----------
1        $  1,147.24
2        $  1,154.14
3        $  1,161.09
4        $  1,168.10
5        $  1,175.17
6        $  1,182.29
7        $  1,189.48
8        $  1,196.72
9        $  1,204.02
10       $  1,211.38
11       $  1,218.80
12       $  1,226.29
Total    $ 14,234.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 141,230.54
- Year 5 Surrender Charge       $  20,840.00
=                               $    120,391 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 300,000 or 250% x $12,576.05
                     = $ 300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $ 0,219.83
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   716.18
- Mortality & Expense Charge****     $   118.40
+ Hypothetical Rate of Return*****   $  (134.19)
                                     ----------
=                                    $   12,576 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  52.10
2       $  52.12
3       $  52.13
4       $  52.15
5       $  52.16
6       $  52.17
7       $  52.19
8       $  52.20
9       $  52.22
10      $  52.23
11      $  52.25
12      $  52.26

Total   $ 626.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
1        $ (11.56)
2        $ (11.49)
3        $ (11.43)
4        $ (11.36)
5        $ (11.29)
6        $ (11.22)
7        $ (11.15)
8        $ (11.08)
9        $ (11.01)
10       $ (10.94)
11       $ (10.87)
12       $ (10.80)
Total    $(134.19)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 12,576.05
- Year 5 Surrender Charge       $  2,703.00
=                               $     9,873 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 300,000 or 250% x $15,177.02
                     = $ 300,000

POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4     $ 11,955.71
+ Annual Premium*                     $  3,500.00
- Premium Expense Charge**            $    175.00
- Monthly Deduction***                $    711.51
- Mortality & Expense Charge****      $    134.08
+ Hypothetical Rate of Return*****    $    741.90
=                                     $    15,177 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  51.78
2       $  51.79
3       $  51.79
4       $  51.79
5       $  51.79
6       $  51.79
7       $  51.79
8       $  51.79
9       $  51.80
10      $  51.80
11      $  51.80
12      $  51.80
Total   $ 621.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 62.02
2        $ 61.98
3        $ 61.95

4       $  61.91
5       $  61.88
6       $  61.84
7       $  61.81
8       $  61.77
9       $  61.74
10      $  61.70
11      $  61.67
12      $  61.63
Total   $ 741.90

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $ 15,177.02
- Year 5 Surrender Charge      $  2,703.00
                               -----------
=                              $    12,474 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 300,000 or 250% x $18,234.15
                     = $ 300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 13,915.45
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    175.00
- Monthly Deduction***               $    706.14
- Mortality & Expense Charge****     $    151.77
+ Hypothetical Rate of Return*****   $  1,851.60
                                     -----------
=                                    $    18,234 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    --------
1        $  51.43
2        $  51.41
3        $  51.40
4        $  51.38
5        $  51.37
6        $  51.35
7        $  51.34
8        $  51.32
9        $  51.31
10       $  51.29
11       $  51.28
12       $  51.26
Total    $ 616.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----     ----------
1         $   150.38
2         $   151.08
3         $   151.77
4         $   152.48
5         $   153.19
6         $   153.90
7         $   154.63
8         $   155.35
9         $   156.09
10        $   156.83
11        $   157.57
12        $   158.32
Total     $ 1,851.60

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 18,234.15
- Year 5 Surrender Charge       $  2,703.00
=                               $    15,531 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $86,225.43
                     = $ 2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $   70,359.84
+ Annual Premium*                    $   25,000.00
- Premium Expense Charge**           $    1,250.00
- Monthly Deduction***               $    6,141.53
- Mortality & Expense Charge****     $      816.98
+ Hypothetical Rate of Return*****   $     (925.91)
=                                    $      86,225  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----     --------
1         $ 503.33
2         $ 503.51
3         $ 503.68
4         $ 503.86
5         $ 504.03
6         $ 504.21

Month        COI
-----     ----------
7         $   504.38
8         $   504.56
9         $   504.73
10        $   504.90
11        $   505.08
12        $   505.25
Total     $ 6,051.53

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
1        $ (80.27)
2        $ (79.70)
3        $ (79.13)
4        $ (78.57)
5        $ (78.00)
6        $ (77.44)
7        $ (76.87)
8        $ (76.31)
9        $ (75.75)
10       $ (75.19)
11       $ (74.62)
12       $ (74.06)
Total    $(925.91)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $ 86,225.43
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $    65,385 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $104,320.79
                     = $ 2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $  82,465.29
+ Annual Premium*                   $  25,000.00
- Premium Expense Charge**          $   1,250.00
- Monthly Deduction***              $   6,094.25
- Mortality & Expense Charge****    $     926.41
+ Hypothetical Rate of Return*****  $   5,126.16
                                    ------------
=                                   $    104,321 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----   ----------
1       $   500.13
2       $   500.17
3       $   500.21
4       $   500.25
5       $   500.29
6       $   500.33
7       $   500.37
8       $   500.42
9       $   500.46
10      $   500.50
11      $   500.54
12      $   500.58
Total   $ 6,004.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $   430.69
2       $   430.06
3       $   429.43
4       $   428.79
5       $   428.15
6       $   427.51
7       $   426.87
8       $   426.23
9       $   425.58
10      $   424.93
11      $   424.28
12      $   423.63
Total   $ 5,126.16

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $ 104,320.79
- Year 5 Surrender Charge        $  20,840.00
=                                $     83,481 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $125,614.04
                     = $ 2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 96,143.66
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  6,039.82
- Mortality & Expense Charge****     $  1,050.02
+ Hypothetical Rate of Return*****   $ 12,810.21
                                     -----------
=                                    $   125,614 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   ----------
1       $   496.50
2       $   496.38
3       $   496.26
4       $   496.14
5       $   496.01
6       $   495.89
7       $   495.76
8       $   495.63
9       $   495.51
10      $   495.38
11      $   495.25
12      $   495.12

Total   $ 5,949.82

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----    ----------
1        $ 1,044.97
2        $ 1,048.96
3        $ 1,052.98

Month      Interest
-----    -----------
4        $  1,057.03
5        $  1,061.12
6        $  1,065.24
7        $  1,069.39
8        $  1,073.58
9        $  1,077.81
10       $  1,082.07
11       $  1,086.36
12       $  1,090.69

Total    $ 12,810.21

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $ 125,614.04
- Year 5 Surrender Charge      $  20,840.00
                               ------------
=                              $    104,774 (rounded to the nearest dollar)